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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 1999 with respect to the consolidated financial statements of First Variable Life Insurance Company, in the Post-Effective Amendment No. 44 to the Registration Statement (Form N-4, File No. 002-30164) and the related Prospectus of First Variable Life Insurance Company.

                                        ERNST & YOUNG LLP

Chicago, IL
December 19, 2001